UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2018

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Throughout this document, AT&T Inc. is referred to as “AT&T.” On August 17, 2018, AT&T closed its sale of CAD$1,250,000,000 principal amount of its 4.000% Global Notes due 2025 (the “2025 Notes”) and CAD$750,000,000 principal amount of its 5.100% Global Notes due 2048 (the “2048 Notes” and, together with the 2025 Notes, the “Notes”) pursuant to the Underwriting Agreement, dated August 8, 2018 (the “Underwriting Agreement”), between AT&T and RBC Dominion Securities Inc. and TD Securities Inc., as the several Underwriters. The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-209718) previously filed with the Securities and Exchange Commission (the “Commission”) under the Act. Copies of the Underwriting Agreement, the form of Notes and the opinion of our Associate General Counsel as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. AT&T is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

As previously reported, on June 14, 2018, AT&T drew on its U.S.$2.5 billion Term Loan Credit Agreement, dated as of June 13, 2018 (the “Term Loan”), among AT&T, the lenders named therein and BNP Paribas, as agent, to finance a portion of the cash consideration for the acquisition of Time Warner Inc. On August 15, 2018, AT&T gave notice of its intent to repay the U.S.$2.5 billion outstanding under the Term Loan, and on August 17, 2018 AT&T prepaid in full all indebtedness and the Term Loan was terminated in its entirety.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

1.1	Underwriting Agreement, dated August 8, 2018

4.1	Form of 4.000% Global Note due 2025

4.2	Form of 5.100% Global Note due 2048

5.1	Opinion of Mr. Wayne A. Wirtz, Vice President—Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Notes

23.1	Consent of Mr. Wayne A. Wirtz, Vice President—Associate General Counsel and Assistant Secretary (included in Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: August 17, 2018

	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer